                                                                   EXHIBIT 10.26



                                   L E A S E

1. PARTIES. This lease, dated January 10, 2000 for reference purposes only, is made by and between 110 ATRIUM PLACE ASSOCIATES, LLC, a California limited liability company ("Landlord"), and MERCATA INCORPORATED, a Delaware corporation ("Tenant").

2.   BASIC LEASE TERMS.
     a. Building:                          110 Atrium Place
     b. Floor:                             Fourth floor
     c. Suite Number:                      430
     d. Rentable Area:                     962 rentable square feet
     e. Commencement Date:                 January 17, 2000
     f. Expiration Date:                   May 31, 2000
     g. Monthly Rent:                      $2.33 per rentable square foot per
                                           month
     h. Security Deposit                   $2,244.67
     i. Use:                               General Office
     j. Additional Provisions:             Parking
     k. Business Hours on
        Business Days:                     8:00 a.m. to 6:00 p.m. Monday through
                                           Friday (except holidays)

3. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, that certain space located in the suite and floor of the Building, and containing the approximate rentable area set forth in Article 2 above (the "Premises") as further described in Exhibit A attached hereto.

4. TERM; POSSESSION. The term of this Lease shall commence on the Commencement Date and end on the Expiration Date set forth in Article 2 above. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event no rent shall be payable until the date on which Landlord delivers possession.

5. RENT. Tenant agrees to pay to Landlord as rent for the Premises, without prior notice or demand, offset or deduction, the sum(s) set forth in Paragraph 2(g) above, on the first day of each and every successive calendar month during the Lease term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Lease term which is for less than one (1) month shall be prorated based on a thirty (30) day month. Rent shall be paid in lawful money of the United States of America to Landlord at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing. All amounts payable or reimbursable by Tenant to Landlord under this Lease, including amounts payable as late charges or interest, shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease.

6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum set forth in Paragraph 2(h) above, which shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or for the payment of any amount which Landlord may incur by reason of Tenant's default. If any portion of such deposit in so used or applied, Tenant shall, within five (5) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord shall not be required to keep this security deposit separate from its general

                                      1.

funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. Upon termination of Landlord's interest in the Building, whether by sale of the Building or otherwise, Landlord shall have no further obligation to Tenant with respect to the security deposit or any other sums due hereunder and prepaid by Tenant upon transfer of the security deposit to Landlord's successor in interest.

7.   USE AND COMPLIANCE WITH LAWS.
       a. The Premises shall be used for the purposes set forth in Article 2 above and for no other business or purpose.

       b. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated (collectively, "Legal Requirements"). Tenant shall, at its sole cost and expense, promptly comply with all Legal Requirements, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of that fact as between Landlord and Tenant.

       c. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

       d. No material or substance that is regulated as a hazardous or toxic waste, substance, pollutant or contaminant under any Legal Requirement (collectively, "Hazardous Materials") shall be used, handled, released or disposed of by Tenant or its employees, agents or representatives (collectively, "Representatives") or customers, visitors or invitees (collectively, "Visitors") at or about the Premises or Building without Landlord's prior consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies, may be used and stored at the Premises without Landlord's prior consent. Tenant's activities at or about the Premises and Building with respect to Hazardous Materials shall comply at all times with all Legal Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Building all Hazardous Materials introduced by Tenant or its Representatives or Visitors at the Premises or the Building.

       e. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises or any part thereof. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Building, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released by such means as it shall deem proper, and any sums expended Landlord in connection therewith shall be payable by Tenant on demand.

8. CONDITION OF PREMISES. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good order, condition and repair and accepts the Premises in their "as is" condition. During the Lease term Tenant, at Tenant's sole cost and expense, shall keep the

                                      2.

Premises and every part thereof, and upon the expiration or sooner termination of this Lease shall surrender the Premises to Landlord, in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint this Premises or any part thereof. The parties hereto affirm that Landlord has made no representation to Tenant respecting the condition of the Premises or the Building.

9. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the Representatives and Visitors of Tenant excepted) to occupy or use the Premises, or any portion thereof.

10. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and hold Landlord harmless from and against any claims, liability, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same (collectively, "Claims"), arising from (a) the acts or omissions of Tenant or its Representatives or Visitors in or about the Building, or (b) any construction or other work undertaken by Tenant on the Premises, or (c) any breach or default under this Lease by Tenant, or (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Lease term; excepting only such Claims to the extent they are caused by the gross negligence or willful misconduct of Landlord or its authorized Representatives. The foregoing indemnity shall survive the expiration or termination of this Lease.

11. DAMAGE TO TENANT'S PROPERTY. Tenant hereby assumes all risk of loss, injury or other damage to any person or property (including, but not limited to, Tenant or Tenant's Personal Property) in or about the Premises or the Building from any cause (including, but not limited to: defects in the Building or in any equipment in the Building, fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Building; or acts of other tenants in the Building), other than from Landlord's gross negligence or willful misconduct, and Tenant hereby waives all claims in respect thereof against Landlord. In no event shall Landlord or its Representatives be liable for any loss or damage to property by theft or otherwise, for any injury to or damage to property entrusted to employees of the Building, for interference with the light or other incorporeal hereditaments, for consequential or punitive damages or loss of business by Tenant, or for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of defects therein or in the fixtures or equipment therein.

12. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the Lease term a policy of commercial general liability insurance, with a comprehensive single limit of not less than $2,000,000, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of such insurance shall not, however, limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be obligated to, procure and maintain the same at the expense of Tenant. Prior to occupancy of the Premises, Tenant shall deliver to Landlord copies of policies of the insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior notice to Landlord.

13. MUTUAL WAIVER. To the extent permitted by their respective policies of insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized Representatives of the other for any loss or damage that is covered by any policy of insurance maintained by either party with respect to the Premises or the Building or any operation therein. If any policy of insurance relating to this Lease or to the Premises or the Building does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if

                                      3.

possible, obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy. If either party is not able to obtain such waiver, then such party shall have the other party named as an additional insured on all such policies of insurance.

14.  SERVICES AND UTILITIES.

       a. Landlord agrees to furnish to the Premises, during Business Hours on Business Days as set forth in Paragraph 2(k) above, and subject to the rules and regulations of the Building, "Building Standard" amounts of electricity, heat and janitorial service. Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC Service at times other than Business Hours on Business Days, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord. As of the date of this Lease, the prevailing rate for furnishing HVAC Service at times other than Business Hours on Business Days is $25.00 per hour per floor which may be changed from time to time in Landlord's sole discretion. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building. No interruption, failure or inability to provide any service or utility, regardless of its duration, shall constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant, or entitle Tenant to an abatement of rent.

       b. Tenant shall not use any apparatus or device in the Premises which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space, nor connect with electric current any apparatus or device except through existing electrical outlets in the Premises. If Tenant's usage of electricity, water or any other utility exceeds the Building Standard use of such utility, then to the extent permitted by Legal Requirements, Landlord may determine the amount of such excess use by any reasonable means (including, but not limited to, the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost thereof.

15. CASUALTY. If the Premises shall be partially or totally destroyed by fire or other casualty, this Lease shall terminate effective upon the date of such casualty.

16. TENANT'S TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the Lease term upon all of Tenant's equipment, furniture, fixtures and personal property located in the Premises (collectively, "Tenant Property"). If any or all of Tenant's Property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

17. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations that Landlord shall from time to time promulgate with respect to the Building. Landlord reserves the right from time to time to make all reasonable modifications to such rules, which shall be binding upon Tenant upon delivery of a copy to Tenant. Landlord shall not be liable to Tenant for the nonperformance of any rules or regulations by any other tenants or occupants. A copy of Building Rules is attached hereto as Exhibit C.

18. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of this Lease, such possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the rent during Tenant's holding over shall be twice the rent payable in the last month prior to such expiration or termination.

19. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, and supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, and to alter, improve or repair the Premises and any portion of the Building that Landlord may deem necessary or

                                      4.

desirable, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided, however, that the entrance to the Premises shall not be blocked thereby, and provided further that Landlord shall use reasonable efforts to avoid any unreasonable interference with the business of Tenant. Landlord shall at all times have a key with which to unlock all of the doors in, upon and about the Premises (excluding Tenant's vaults, safes and files), for the foregoing purposes. In addition, Landlord shall have the right, without liability to Tenant, to use any and all means which Landlord may deem proper to open such doors in an emergency, in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means or otherwise shall not under any circumstances be construed or deemed to be a forcible of unlawful entry into, or a detainer of, the Premises, or an eviction from the Premises or any portion thereof, and Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

20. DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Lease by Tenant:

       a. The failure by Tenant to make any payment of rent within five (5) days of its due date.

       b. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, where such failure continues for a period of ten (10) days after notice thereof by Landlord to Tenant.

       c. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

       Upon the occurrence of an Event of Default Landlord shall have and may pursue any and all remedies now or hereafter available to Landlord under law, including without limitation the right to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to the cost of recovering possession of the Premises and reasonable attorneys' fees.

21. AUTHORITY. If Tenant is a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly authorized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Upon request by Landlord, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

22.  GENERAL PROVISIONS.

       a. Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

       b. Notices. Any notice, demand, request, consent, approval or communication to be given by either party to the other hereunder must be in writing and shall be sent by United States mail, postage prepaid, and if to Tenant shall be addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to Landlord, and if to Landlord, shall be addressed to Landlord at the Office of the Building, or to such other person or place as Landlord may from time to time designate in a notice to Tenant.

                                      5.

       c. Joint Obligation. If Tenant consists of more than one entity, the obligations hereunder imposed upon Tenant shall be joint and several.

       d. Headings. The headings and article titles contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease.

       e. Time. Time is of the essence of this Lease and each and all of its provisions.

       f. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions of Article 9 (Assignment and Subletting) and Paragraph 22(m) (Landlord's Liability), shall inure to the benefit of and be binding upon the heirs, successors, executors, administrators and assigns of the parties hereto.

       g.   Recordation.  Neither Landlord nor Tenant shall record this Lease.

       h. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions as Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

       i. Late Charges and Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgages or trust deed covering the Premises. Accordingly, if any installment of rent is not received by Landlord within ten (10) days after notice that such amount is past due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that Landlord will incur by such reason of the late payment by Tenant. Acceptance of any late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any late payment of rent shall, at Landlord's option, bear interest from the due date of any such payment to the date same is paid at a rate of eighteen percent (18%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "Interest Rate").

       j. Entire Agreement. This Lease, including any exhibits or addenda attached hereto or documents referred to herein, constitutes the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersedes all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto.

       k. Inability to Perform. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, act of God, or any other cause beyond the reasonable control of Landlord.

       l. Attorney's Fees. If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision. Any attorneys' fees and other costs and expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions hereof and to survive and not be merged in any such judgment.

                                      6.

       m. Landlord's Liability. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or their stockholders, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Building, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this paragraph.

       n. Subordination, Attornment. This Lease is expressly made subject and subordinate to any present or future mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"). If the interest of Landlord in the Building is transferred to any person ("Purchaser") pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease.

       o. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

       p. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

       q. Choice of Law. This Lease shall be governed by the laws of the State of California.

23. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from any claims incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its Representatives.

       IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the date first written above.

TENANT:                                   LANDLORD:

MERCATA INCORPORATED, a Delaware          110 ATRIUM PLACE ASSOCIATES, LLC,
corporation                               a California limited liability company

By:  /s/ John Engman                      By:  Cornerstone Holdings, LLC
   -----------------------------
    Name:  Jon Engman                          a Delaware limited liability
         -----------------------
    Title:  VP, Finance & Admin.               company Manager
          ----------------------

By:_____________________________          By:______________________________
Name:___________________________          Name:____________________________
Title:__________________________          Title:___________________________
                                                   Authorized Signatory



(For corporate entities, signature by TWO corporate officers is required: one by (x) the chairman of the board, the president, or any vice president; and the other by (y) the secretary, any assistant secretary, the chief financial officer, or any assistant treasurer.)

                                      7.

Exhibit A:  Premises
Exhibit B:  Additional Provisions
Exhibit C:  Building Rules

                                       8.

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                          DATED AS OF JANUARY 10, 2000
                                    BETWEEN
                 110 ATRIUM PLACE ASSOCIATES, LLC, AS LANDLORD,
                                      AND
                 MERCATA INCORPORATED, AS TENANT ("AGREEMENT")

                                  THE PREMISES
                                  ------------



                                110 ATRIUM PLACE

                                  FOURTH FLOOR



                              [Figure of Premises]





                                                   INITIALS:

                                                   Landlord  _____

                                                   Tenant    _____

                               Exhibit A, Page 1

                                   EXHIBIT B
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                          DATED AS OF JANUARY 10, 2000
                                    BETWEEN
                 110 ATRIUM PLACE ASSOCIATES, LLC, AS LANDLORD,
                                      AND
                 MERCATA INCORPORATED, AS TENANT ("AGREEMENT")

                          ADDITIONAL PROVISIONS RIDER
                          ---------------------------

PARKING.

     a.   Tenant's Parking Rights. Landlord shall provide Tenant, on an
          -----------------------
unassigned and non-exclusive basis, for use by Tenant and Tenant's Representatives and Visitors, at the users' sole risk, three (3) parking spaces in the Parking Facility. The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars and up to ten percent (10%) of the unassigned spaces may also be designated by Landlord as Building visitors' parking.

     b.   Availability of Parking Spaces. Landlord shall take reasonable actions
          ------------------------------
to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants of the Building and users of the Parking Facility. Access to the Parking Facility may, at Landlord's option, be regulated by card, pass, bumper sticker, decal or other appropriate identification issued by Landlord. Landlord retains the right to revoke the parking privileges of any user of the Parking Facility who violates the rules and regulations governing use of the Parking Facility (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).

     c.   Monthly Parking Rental.  Tenant shall pay to Landlord, as monthly rent
          ----------------------
for the parking spaces leased by Tenant hereunder, a "Monthly Parking Rental" per space, which shall be the "Prevailing Parking Rental" for such parking spaces in effect from time to time. As of the date of this Lease, the Prevailing Parking Rental is $90.00 per parking space per month. The Prevailing Parking Rental shall be determined by Landlord, based on the monthly rental charged by Landlord from time to time for spaces in the Parking Facility, the unassigned or reserved nature of such parking spaces, and the fair market rental charged for comparable parking facilities in comparable buildings in the vicinity of the Property. Tenant's Monthly Parking Rental shall be paid on the first day of each month during the Term of this Lease; provided, however, that in the event Tenant fails to pay Tenant's Monthly Parking Rental when due, Landlord may assess a late charge of $50.00 on the delinquent amount, and provided further that in the event Tenant fails to pay Tenant's Monthly Parking Rental within thirty (30) days of Landlord's notice of such delinquency, Landlord shall have the right by notice to Tenant permanently to terminate Tenant's rights to use parking spaces hereunder, whether or not Landlord declares a default under the Lease.

     d.   Assignment and Subletting.  Notwithstanding any other provision of the
          -------------------------
Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except with Landlord's prior written consent, which may be granted or withheld by Landlord in its sole discretion. In the event of any separate assignment or sublease of parking space rights that is approved by Landlord, Landlord shall be entitled to receive, as additional Rent hereunder, one hundred percent (100%) of any profit received by Tenant in connection with such assignment or sublease.

                               Exhibit B, Page 1

     e.   Condemnation, Damage or Destruction. In the event the Parking Facility
          -----------------------------------
is the subject of a Condemnation, or is damaged or destroyed, and this Lease is not terminated, and if in such event the available number of parking spaces in the Parking Facility is permanently reduced, then Tenant's rights to use parking spaces hereunder may, at the election of Landlord, thereafter be reduced in proportion to the reduction of the total number of parking spaces in the Parking Facility, and the Monthly Parking Rental payable hereunder shall be reduced proportionately. In such event, Landlord reserves the right to reduce the number of parking spaces to which Tenant is entitled or to relocate some or all of the parking spaces to which Tenant is entitled to other areas in the Parking Facility.













                                                   INITIALS:

                                                   Landlord  _____

                                                   Tenant    _____

                               Exhibit B, Page 2

                                   EXHIBIT C
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                          DATED AS OF JANUARY 10, 2000
                                    BETWEEN
                 110 ATRIUM PLACE ASSOCIATES, LLC, AS LANDLORD,
                                      AND
                 MERCATA INCORPORATED, AS TENANT ("AGREEMENT")

                                 BUILDING RULES
                                 --------------

     The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

     1.   Use of Common Areas.  Tenant will not obstruct the sidewalks, halls,
          -------------------
passages, exists, entrances, elevators or stairways of the Building ("Common Areas"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants.

     2.   No Access to Roof.  Tenant has no right of access to the roof of the
          -----------------
Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written consent of Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

     3.   Signage.  No sign, placard, picture, name, advertisement or notice
          -------
visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

     4.   Prohibited Uses.  The Premises will not be used for manufacturing, for
          ---------------
the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     5.   Janitorial Services.  Tenant will not employ any person for the
          -------------------
purpose of cleaning the Premises or permit any person to enter the Building for such purpose other than Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the Premises. Janitorial service will not be furnished to areas in the Premises on nights when such areas are occupied after 9:30 p.m., unless such service is extended by written agreement to a later hour in specifically designated areas of the Premises.

                               Exhibit C, Page 1

     6.   Keys and Locks.  Landlord will furnish Tenant, free of charge, two
          --------------
keys to each door or lock in the Premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

     7.   Freight.  Upon not less than twenty-four hours prior notice to
          -------
Landlord, which notice may be oral, an elevator will be made available for Tenant's use for transportation of freight, subject to such scheduling as Landlord in its discretion deems appropriate. Tenant shall not transport freight in loads exceeding the weight limitations of such elevator. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

     8.   Nuisances and Dangerous Substances.  Tenant will not conduct itself or
          ----------------------------------
permit Tenant's Representatives or Visitors to conduct themselves, in the Premises or anywhere on or in the Property in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenant will not bring or keep any animals in or about the Premises or the Property.

     9.   Building Name and Address.  Without Landlord's prior written consent,
          -------------------------
Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

     10.   Building Directory.  A directory for the Building will be provided
           ------------------
for the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

     11.   Window Coverings.  No curtains, draperies, blinds, shutters, shades,
           ----------------
awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

     12.   Floor Coverings.  Tenant will not lay or otherwise affix linoleum,
           ---------------
tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

                               Exhibit C, Page 2

     13.   Wiring and Cabling Installations.  Landlord will direct Tenant's
           --------------------------------
electricians and other vendors as to where and how data, telephone, and electrical wires and cables are to be installed. No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

     14.   Office Closing Procedures.  Tenant will see that the doors of the
           -------------------------
Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

     15.   Plumbing Facilities.  The toilet rooms, toilets, urinals, wash bowls
           -------------------
and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

     16.   Use of Hand Trucks.  Tenant will not use or permit to be used in the
           ------------------
Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

     17.   Refuse.  Tenant shall store all Tenant's trash and garbage within the
           ------
Premises or in other facilities designated By Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord, only through such Common Areas provided for such purposes and at such times as Landlord may designate. Tenant shall comply with the requirements of any recycling program adopted by Landlord for the Building.

     18.   Soliciting.  Canvassing, peddling, soliciting and distribution of
           ----------
handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

     19.   Parking.  Tenant will use, and cause Tenant's Representatives and
           -------
Visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant's Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such with the California Department of Motor Vehicles. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

     20.   Fire, Security and Safety Regulations.  Tenant will comply with all
           -------------------------------------
safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

     21.   Responsibility for Theft.  Tenant assumes any and all responsibility
           ------------------------
for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

                               Exhibit C, Page 3

     22.   Sales and Auctions.  Tenant will not conduct or permit to be
           ------------------
conducted any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction by voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     23.   Waiver of Rules.  Landlord may waive any one or more of these
           ---------------
Building Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

     24.   Effect on Lease.  These Building Rules are in addition to, and shall
           ---------------
not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Building Rules constitutes a failure to fully perform the provisions of the Lease, as referred to in Article 20 - "Default".

     25.   Non-Discriminatory Enforcement.  Subject to the provisions of the
           ------------------------------
Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce these Building Rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant).

     26.   Additional and Amended Rules.  Landlord reserves the right to
           ----------------------------
rescind or amend these Building Rules and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.















                                                   INITIALS:

                                                   Landlord  _____

                                                   Tenant    _____

                               Exhibit C, Page 4